UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 28, 2014

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operation and Financial Condition

Effective the beginning of fiscal year 2014, YUM! Brands, Inc. (“YUM”) combined its YUM Restaurants International and U.S. Divisions into three new global divisions: KFC Division, Pizza Hut Division and Taco Bell Division. These three divisions will each now constitute separate reportable segments. YUM’s China and India divisions will remain separate reportable segments due to their strategic importance and growth potential. The new structure is designed to drive greater global brand focus, enabling us to more effectively share know-how and accelerate growth.

This Form 8-K provides a summary of YUM’s 2013 quarterly and annual segment operating results as if they had been reported under this new reportable segment structure. Consolidated results remain unchanged. The information contained in this Form 8-K is being furnished pursuant to Item 2.02, Results of Operation and Financial Condition. Beginning with the quarter ended March 22, 2014, our financial statements will reflect the new reportable segment structure with prior periods adjusted accordingly.

YUM! Brands, Inc.
Recast Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 3/23/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$1,133	$458	$138	$353	$17	—	$2,099
Franchise and license fees and income	18	201	129	85	3	—	436
Total revenues	1,151	659	267	438	20	—	2,535

Company restaurant expenses
Food and paper	375	159	38	101	7	—	680
Payroll and employee benefits	231	110	41	105	3	—	490
Occupancy and other operating expenses	339	129	38	83	7	—	596
Company restaurant expenses	945	398	117	289	17	—	1,766

General and administrative expenses	55	81	42	45	4	46	273
Franchise and license expenses	2	15	9	4	—	—	30
Closures and impairment (income) expenses	2	—	1	—	1	—	4
Refranchising (gain) loss	—	—	—	—	—	(17)	(17)
Other (income) expense	(7)	—	(1)	—	—	—	(8)
Total costs and expenses, net	997	494	168	338	22	29	2,048

Operating Profit (loss)	$154	$165	$99	$100	$(2)	$(29)	$487

Quarter Ended 6/15/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$1,429	$514	$144	$358	$29	—	$2,474
Franchise and license fees and income	20	189	123	94	4	—	430
Total revenues	1,449	703	267	452	33	—	2,904

Company restaurant expenses
Food and paper	469	180	41	102	13	—	805
Payroll and employee benefits	319	123	44	100	4	—	590
Occupancy and other operating expenses	489	147	40	82	11	—	769
Company restaurant expenses	1,277	450	125	284	28	—	2,164

General and administrative expenses	90	92	54	48	8	41	333
Franchise and license expenses	3	16	9	5	1	—	34
Closures and impairment (income) expenses	6	—	(1)	1	—	—	6
Refranchising (gain) loss	—	—	—	—	—	(32)	(32)
Other (income) expense	5	—	—	3	—	1	9
Total costs and expenses, net	1,381	558	187	341	37	10	2,514

Operating Profit (loss)	$68	$145	$80	$111	$(4)	$(10)	$390

Quarter Ended 9/7/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$2,001	$514	$140	$340	$26	—	$3,021
Franchise and license fees and income	32	190	124	95	4	—	445
Total revenues	2,033	704	264	435	30	—	3,466

Company restaurant expenses
Food and paper	664	179	40	100	13	—	996
Payroll and employee benefits	357	123	42	96	3	—	621
Occupancy and other operating expenses	591	147	44	80	11	—	873
Company restaurant expenses	1,612	449	126	276	27	—	2,490

General and administrative expenses	88	88	54	45	6	46	327
Franchise and license expenses	3	20	14	6	1	—	44
Closures and impairment (income) expenses	6	—	(1)	—	—	295	300
Refranchising (gain) loss	—	—	—	—	—	(38)	(38)
Other (income) expense	(11)	—	—	(1)	—	5	(7)
Total costs and expenses, net	1,698	557	193	326	34	308	3,116

Operating Profit (loss)	$335	$147	$71	$109	$(4)	$(308)	$350

Quarter Ended 12/28/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$2,237	$706	$187	$423	$37	—	$3,590
Franchise and license fees and income	35	264	162	121	7	—	589
Total revenues	2,272	970	349	544	44	—	4,179

Company restaurant expenses
Food and paper	750	248	54	121	15	—	1,188
Payroll and employee benefits	453	165	56	118	6	—	798
Occupancy and other operating expenses	713	205	60	99	18	—	1,095
Company restaurant expenses	1,916	618	170	338	39	—	3,081

General and administrative expenses	124	130	74	68	9	74	479
Franchise and license expenses	5	25	15	5	—	—	50
Closures and impairment (income) expenses	16	3	1	—	1	—	21
Refranchising (gain) loss	—	—	—	—	—	(13)	(13)
Other (income) expense	(9)	2	—	(3)	—	—	(10)
Total costs and expenses, net	2,052	778	260	408	49	61	3,608

Operating Profit (loss)	$220	$192	$89	$136	$(5)	$(61)	$571

Year Ended 12/28/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$6,800	$2,192	$609	$1,474	$109	—	$11,184
Franchise and license fees and income	105	844	538	395	18	—	1,900
Total revenues	6,905	3,036	1,147	1,869	127	—	13,084

Company restaurant expenses
Food and paper	2,258	766	173	424	48	—	3,669
Payroll and employee benefits	1,360	521	183	419	16	—	2,499
Occupancy and other operating expenses	2,132	628	182	344	47	—	3,333
Company restaurant expenses	5,750	1,915	538	1,187	111	—	9,501

General and administrative expenses	357	391	224	206	27	207	1,412
Franchise and license expenses	13	76	47	20	2	—	158
Closures and impairment (income) expenses	30	3	—	1	2	295	331
Refranchising (gain) loss	—	—	—	—	—	(100)	(100)
Other (income) expense	(22)	2	(1)	(1)	—	6	(16)
Total costs and expenses, net	6,128	2,387	808	1,413	142	408	11,286

Operating Profit (loss)	$777	$649	$339	$456	$(15)	$(408)	$1,798

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	March 28, 2014	/s/ David E. Russell
Vice President, Finance and Corporate Controller